ServiceNow Reports First Quarter 2020 Financial Results

•	Subscription revenues of $995 million in Q1 2020, representing 34% year-over-year growth, 36% adjusted for constant currency

•	37 transactions over $1 million in net new annual contract value in Q1 2020, representing 48% year-over-year growth

•	933 total customers with over $1 million in annual contract value, representing 30% year-over-year growth

SANTA CLARA, Calif. - April 29, 2020 - ServiceNow (NYSE: NOW), the leading digital workflow company making work, work better for people, today announced financial results for its first quarter ended March 31, 2020, with subscription revenues of $995 million in Q1 2020, representing 34% year-over-year growth, 36% adjusted for constant currency.

During the quarter, ServiceNow closed 37 transactions with more than $1 million in net new annual contract value (ACV), representing 48% year-over-year growth. Deals included the company’s second-largest new customer transaction ever, as well as the Asia Pacific region’s largest customer service management deal ever. The company now has 933 total customers with more than $1 million in ACV, representing 30% year-over-year growth in customers.

"This pandemic has allowed us to engage our customers in new ways, enabling them to focus on their most critical workflows,” said ServiceNow CEO Bill McDermott. “Businesses are splitting apart old value chains and reassembling them in end-to-end, mobile-first experiences on the Now Platform. Our Q1 results are a direct reflection of ServiceNow’s unique position as the workflow platform to create great employee and customer experiences - even in these challenging conditions. With our outstanding team and culture, I am extremely confident in the long-term growth trajectory of this company.”

“We are working closely with our customers to support them in this challenging environment,” said Gina Mastantuono, ServiceNow CFO. “In Q1, we exceeded the high end of our guidance for subscription revenues and billings and delivered another strong quarter of operating profit and free cash flow. With our recurring revenue model, we are in a strong financial position to manage through near-term uncertainties and for long-term growth. We continue to focus on customer-driven innovation and remain confident in our path to $10 billion in revenue and beyond.”

First Quarter 2020 GAAP and Non‑GAAP Results:

The following table summarizes our financial results for the first quarter 2020:

	First Quarter 2020 GAAP Results		First Quarter 2020 Non-GAAP Results(1)
	Amount ($ millions)	Year/Year Growth (%)	Amount ($ millions)	Year/Year Growth (%)	Adjusted Amount ($ millions)(2)	Adjusted Year/Year Growth (%)
Subscription revenues	$995	34%			$1,006	36%
Professional services and other revenues	$52	6%			$53	7%
Total revenues	$1,046	33%			$1,059	34%

Subscription billings			$1,055	30%	$1,065	32%
Professional services and other billings			$48	0%	$49	2%
Total billings			$1,103	29%	$1,114	30%

	Amount ($ millions)	Margin (%)	Amount ($ millions)	Margin (%)
Subscription gross profit	$835	84%	$863	87%
Professional services and other gross profit (loss)	($12)	(23%)	$0	0%
Total gross profit	$823	79%	$863	83%
Income from operations	$49	5%	$251	24%
Net cash provided by operating activities	$492	47%
Free cash flow			$409	39%

	Amount ($ millions)	Earnings per Basic/Diluted Share ($)	Amount ($ millions)	Earnings per Basic/Diluted Share ($)
Net income	$48	$0.25 / $0.24	$207	$1.09 / $1.05

(1)
We report non-GAAP financial measures in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. See the section entitled “Statement Regarding Use of Non-GAAP Financial Measures” for an explanation of non-GAAP measures, and the table entitled “GAAP to Non-GAAP Reconciliation” for a reconciliation of GAAP to non-GAAP measures.

(2)
Non-GAAP adjusted subscription revenues, professional services and other revenues, total revenues and professional services and other billings are adjusted for constant currency. Non-GAAP adjusted subscription billings and total billings are adjusted for constant currency and constant billings duration. See the section entitled “Statement Regarding Use of Non-GAAP Financial Measures” for an explanation of non-GAAP measures, and the table entitled “GAAP to Non-GAAP Reconciliation” for a reconciliation of GAAP to non-GAAP measures.

Note: Numbers rounded for presentation purposes.

Financial Outlook

While we believe we are in a strong financial position to weather impacts caused to our business by COVID-19, many of our customers are now operating under very challenging circumstances, especially those in industries highly affected by COVID-19, and may re-evaluate their spend. As such, the second quarter 2020 guidance and updated full-year 2020 guidance we are providing today factor in the expected impacts of COVID-19 based on information available to us today. Our guidance is also based on the assumption that generally the most significant headwinds will occur in the second and third quarters of 2020 and there will be increased uncertainty around new business, renewal timing or billings terms, particularly with customers in these highly affected industries. We are further assuming that economic conditions will begin to open up more broadly by the end of the year. Significant variation from these assumptions could cause us to modify our guidance higher or lower.

Our guidance includes GAAP and non-GAAP financial measures.

The following table summarizes our guidance for the second quarter 2020:

	Second Quarter 2020 GAAP Guidance		Second Quarter 2020 Non-GAAP Guidance(1)
	Amount ($ millions)(2)	Year/Year Growth (%)	Amount ($ millions)(2)	Year/Year Growth (%)	Adjusted Amount ($ millions)(3)	Adjusted Year/ Year Growth (%)
Subscription revenues	$995 - $1,000	27% - 28%			$1,008 - $1,013	29% - 30%
Subscription billings			$960 - $980	18% - 20%	$976 - $996	20% - 22%

				Margin (%)
Income from operations				23%

			Amount (millions)
Weighted-average shares used to compute diluted net income per share			196

(1)
We report non-GAAP financial measures in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. See the section entitled “Statement Regarding Use of Non-GAAP Financial Measures” for an explanation of non-GAAP measures, and the table entitled “Reconciliation of Non-GAAP Financial Guidance” for a reconciliation of GAAP to non-GAAP measures.

(2)	Guidance for GAAP subscription revenues and non-GAAP subscription billings is based on foreign exchange rates as of March 31, 2020 for entities reporting in currencies other than U.S. Dollars.

(3)
Non-GAAP adjusted subscription revenues are adjusted for constant currency. Non-GAAP adjusted subscription billings are adjusted for constant currency and constant billings duration. See the section entitled “Statement Regarding Use of Non-GAAP Financial Measures” for an explanation of non-GAAP measures, and the table entitled “Reconciliation of Non-GAAP Financial Guidance” for a reconciliation of GAAP to non-GAAP measures.

The following table summarizes our guidance for full-year 2020:

	Full-Year 2020 GAAP Guidance		Full-Year 2020 Non-GAAP Guidance(1)
	Amount ($ millions)(2)	Year/Year Growth (%)	Amount ($ millions)(2)	Year/Year Growth (%)	Adjusted Amount ($ millions)(3)	Adjusted Year/ Year Growth (%)
Subscription revenues	$4,125 - $4,145	27%			$4,167 - $4,187	28% - 29%
Subscription billings			$4,600 - $4,660	21% - 23%	$4,664 - $4,724	23% - 25%

				Margin (%)
Subscription gross profit				86%
Income from operations				23%
Free cash flow				29%

			Amount (millions)
Weighted-average shares used to compute diluted net income per share			196

(1)
We report non-GAAP financial measures in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. See the section entitled “Statement Regarding Use of Non-GAAP Financial Measures” for an explanation of non-GAAP measures, and the table entitled “Reconciliation of Non-GAAP Financial Guidance” for a reconciliation of GAAP to non-GAAP measures.

(2)
GAAP subscription revenues and non-GAAP subscription billings for the future quarters included in our full-year 2020 guidance are based on foreign exchange rates as of March 31, 2020 for entities reporting in currencies other than U.S. Dollars.

(3)
Non-GAAP adjusted subscription revenues are adjusted for constant currency. Non-GAAP adjusted subscription billings are adjusted for constant currency and constant billings duration. See the section entitled “Statement Regarding Use of Non-GAAP Financial Measures” for an explanation of non-GAAP measures, and the table entitled “Reconciliation of Non-GAAP Financial Guidance” for a reconciliation of GAAP to non-GAAP measures.

The following table compares our updated full-year 2020 guidance against our previously issued full-year 2020 guidance dated January 29, 2020:

	Comparison of Updated Full-Year 2020 Guidance to Previously Issued Guidance(1) ($ millions)
	Previous Guidance Midpoint(2)	Currency Impact(3)	Duration Impact(4)	Guidance Change	Current Guidance Midpoint(5)
GAAP subscription revenues	$4,230	($52)	$0	($43)	$4,135

Non-GAAP subscription billings(6)	$4,815	($62)	$0	($123)	$4,630

(1)	Numbers rounded for presentation purposes.

(2)	Refers to previously issued full-year 2020 guidance dated January 29, 2020.

(3)
GAAP subscription revenues and non-GAAP subscription billings for the future quarters included in our full-year 2020 guidance are based on foreign exchange rates in effect at the end of the current quarter for entities reporting in currencies other than U.S. Dollars. Currency impact represents the sum of (i) the impact of the difference between the actual average rates in the period used to calculate our Q1 2020 actual results and the rates as of December 31, 2019 assumed in our previously issued guidance dated January 29, 2020 plus (ii) the impact of the difference between the exchange rates in effect as of March 31, 2020 assumed in our updated full-year 2020 guidance, and the rates as of December 31, 2019 assumed in our previously issued guidance dated January 29, 2020.

(4)	Represents the impact of billings greater than 12 months in excess of guidance assumptions.

(5)	Represents the updated full-year 2020 guidance presented in the table above.

(6)
We report non-GAAP financial measures in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. See the section entitled “Statement Regarding Use of Non-GAAP Financial Measures” for an explanation of non-GAAP measures, and the table entitled “Reconciliation of Non-GAAP Financial Guidance” for a reconciliation of GAAP to non-GAAP measures.

Conference Call Details

The conference call will begin at 2 p.m. Pacific Time (22:00 BST) on April 29, 2020. Interested parties may listen to the call by dialing (877) 824‑2843 (passcode: 5483537), or if outside North America, by dialing (647) 689‑5665 (passcode: 5483537). Individuals may access the live teleconference from this webcast link:

https://event.on24.com/wcc/r/2160384/71CDE30CE54CE86C723B429F25CF2C35

An audio replay of the conference call and webcast will be available two hours after its completion and will be accessible for 30 days. To hear the replay, interested parties may go to the investor relations section of the ServiceNow website or dial (800) 585‑8367 (passcode: 5483537), or if outside North America, by dialing (416) 621‑4642 (passcode: 5483537).

Investor Presentation Details

An investor presentation providing additional information and analysis can be found at http://investors.servicenow.com.

Statement Regarding Use of Non‑GAAP Financial Measures

We report the following non-GAAP financial measures in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP.

•
Adjusted revenues. We present revenues adjusted for constant currency to provide a framework for assessing how our business performed excluding the effect of foreign currency rate fluctuations. To present this information, current period results for entities reporting in currencies other than U.S. Dollars (USD) are converted into USD at the average exchange rates in effect during the comparison period (for Q1 2019, the average exchange rates in effect for our major currencies were 1 USD to 0.8804 Euros and 1 USD to 0.7679 British Pound Sterling (GBP)), rather than the actual average exchange rates in effect during the current period (for Q1 2020, the average exchange rates in effect for our major currencies were 1 USD to 0.9069 Euros and 1 USD 0.7807 GBP). Similarly, in our guidance, we apply the average exchange rates in effect during the comparison period rather than the exchange rates for the guidance period. We believe the presentation of revenues adjusted for constant currency facilitates the comparison of revenues year-over-year.

•
Billings and Adjusted billings. We believe billings is a useful leading indicator regarding the performance of our business. We define subscription billings, professional services and other billings, and total billings as the applicable revenue plus the applicable change in deferred revenue, unbilled receivables and customer deposits as presented or derived from the statement of cash flows. We adjust billings for constant currency, as described above, and for constant duration by replacing the portion of multi-year billings in excess of twelve months during the current or guidance period with the portion of multi-year billings in excess of twelve months during the comparison period. We believe these adjustments facilitate greater comparability in our billings information year-over-year.

•
Gross profit, Income from operations, Net income and Net income per share - diluted. Our non-GAAP presentation of gross profit, income from operations, and net income measures exclude certain non-cash or non-recurring items, including stock-based compensation expense, amortization of debt discount and issuance costs related to our convertible senior notes, loss on early note conversions, amortization of purchased intangibles, legal settlements, business combination and other related costs, and the related income tax effect of these adjustments. The non-GAAP weighted-average shares used to compute our non-GAAP net income per share - diluted excludes the dilutive effect of the in-the-money portion of convertible senior notes as they are covered by our note hedges, and includes the dilutive effect of time-based stock awards, the dilutive effect of warrants and the potentially dilutive effect of our stock awards with performance conditions not yet satisfied at forecasted attainment levels to the extent we believe it is probable that the performance condition will be met. We believe these adjustments provide useful supplemental information to investors and facilitates the analysis of our operating results and comparison of operating results across reporting periods.

•
Free cash flow. Free cash flow is defined as net cash provided by (used in) operating activities plus cash paid for legal settlements and repayments of convertible senior notes attributable to debt discount, reduced by purchases of property and equipment. Free cash flow margin is calculated as free cash flow as a percentage of total revenues. We believe information regarding free cash flow and free cash flow margin provides useful information to investors because it is an indicator of the strength and performance of our business operations.

Our presentation of non-GAAP financial measures may not be comparable to similar measures used by other companies. We encourage investors to carefully consider our results under GAAP, as well as our supplemental non-GAAP information and the reconciliation between these presentations, to more fully understand our business. Please see the tables included at the end of this release for the reconciliation of GAAP and non-GAAP results and guidance.

Use of Forward‑Looking Statements

This release contains “forward-looking statements” regarding our performance, including but not limited to statements in the section entitled “Financial Outlook.” Forward-looking statements are subject to known and unknown risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements. If any such risks or uncertainties materialize or if any of the assumptions prove incorrect, our results could differ materially from the results expressed or implied by the forward‑looking statements we make.

Factors that may cause actual results to differ materially from those in any forward-looking statements include: (i) the impact and duration of the health impact of COVID-19 and the economic impact of safety measures to mitigate its impact; (ii) our ability to compete successfully against existing and new competitors, (iii) our ability to comply with privacy laws, data transfer restrictions, and other foreign and domestic standards related to data and the Internet, (iv) our ability to predict, prepare for and respond promptly to rapidly evolving technological, market and customer developments, (v) errors, interruptions, delays, or security breaches in or of our service or datacenters, (vi) our ability to grow our business, including converting remaining performance obligations into revenue, adding and retaining customers, selling additional subscriptions to existing customers, selling to larger enterprises, government and regulated organizations with complex sales cycles and certification processes, and entering new geographies and markets, (vii) our ability to develop and gain customer acceptance of new and improved products and services, including those acquired through strategic transactions, and (viii) material changes in the value of foreign currencies relative to the U.S. Dollar. Additionally, these forward-looking statements, particularly our guidance, involve risk, uncertainties and assumptions, including those related to the impacts of COVID-19 on our business and global economic conditions. Many of these assumptions relate to matters that are beyond our control and changing rapidly, including, but not limited to, the timeframes for and severity of social distancing and other mitigation requirements, the impact of COVID-19 on our customers’ purchasing decisions and the length of our sales cycles, particularly for customers in certain industries highly affected by COVID-19. Significant variation from the assumptions underlying our forward-looking statements could cause our actual results to vary, and the impact could be significant.

Further information on these and other factors that could affect our financial results are included in our Form 10-Q that will be filed for the quarter ended March 31, 2020 and in other filings we make with the Securities and Exchange Commission from time to time, including our Form 10-K filed for the year ended December 31, 2019.

We undertake no obligation, and do not intend, to update these forward-looking statements, to review or confirm analysts’ expectations, or to provide interim reports or updates on the progress of the current financial quarter.

About ServiceNow

ServiceNow (NYSE: NOW) is making the world of work, work better for people. Our cloud‑based platform and solutions deliver digital workflows that create great experiences and unlock productivity for employees and the enterprise. For more information, visit: www.servicenow.com.

© 2020 ServiceNow, Inc. All rights reserved. ServiceNow, the ServiceNow logo, Now, and other ServiceNow marks are trademarks and/or registered trademarks of ServiceNow, Inc. in the United States and/or other countries. Other company names, product names, and logos may be trademarks of the respective companies with which they are associated.

Media Contact:
Sara Day
650.336.3123
press@servicenow.com

Investor Contact:
Kendall Toyne
408.831.6040
ir@servicenow.com

ServiceNow, Inc.
Condensed Consolidated Statements of Operations
(in thousands, except per share data)
(unaudited)

	Three Months Ended
	March 31, 2020	March 31, 2019
Revenues:
Subscription	$994,702	$739,986
Professional services and other	51,638	48,940
Total revenues	1,046,340	788,926
Cost of revenues (1):
Subscription	159,721	126,589
Professional services and other	63,645	59,663
Total cost of revenues	223,366	186,252
Gross profit	822,974	602,674
Operating expenses (1):
Sales and marketing	441,234	361,409
Research and development	226,657	172,522
General and administrative	105,748	84,456
Total operating expenses	773,639	618,387
Income (loss) from operations	49,335	(15,713)
Interest expense	(8,570)	(8,168)
Interest income and other income, net	7,597	12,425
Income (loss) before income taxes	48,362	(11,456)
Provision for (benefit from) income taxes	131	(9,911)
Net income (loss)	$48,231	$(1,545)
Net income (loss) per share - basic	$0.25	$(0.01)
Net income (loss) per share - diluted	$0.24	$(0.01)
Weighted-average shares used to compute net income (loss) per share - basic	190,163	182,062
Weighted-average shares used to compute net income (loss) per share - diluted	199,938	182,062

(1)	Includes stock-based compensation as follows:

	Three Months Ended
	March 31, 2020	March 31, 2019
Cost of revenues:
Subscription	$21,524	$16,022
Professional services and other	12,012	9,931
Sales and marketing	70,160	62,130
Research and development	58,903	43,582
General and administrative	25,686	25,785

ServiceNow, Inc.
Condensed Consolidated Balance Sheets
(in thousands)
(unaudited)

	March 31, 2020	December 31, 2019
Assets
Current assets:
Cash and cash equivalents	$808,725	$775,778
Short-term investments	1,049,980	915,317
Accounts receivable, net	615,234	835,279
Current portion of deferred commissions	182,830	175,039
Prepaid expenses and other current assets	149,092	125,488
Total current assets	2,805,861	2,826,901
Deferred commissions, less current portion	339,727	333,448
Long-term investments	1,077,938	1,013,332
Property and equipment, net	470,969	468,085
Operating lease right-of-use assets	464,576	402,428
Intangible assets, net	171,049	143,850
Goodwill	207,605	156,756
Deferred tax assets	586,021	599,633
Other assets	73,670	77,997
Total assets	$6,197,416	$6,022,430
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$73,904	$52,960
Accrued expenses and other current liabilities	370,997	461,403
Current portion of deferred revenue	2,215,265	2,185,754
Current portion of operating lease liabilities	60,895	52,668
Total current liabilities	2,721,061	2,752,785
Deferred revenue, less current portion	40,477	40,038
Operating lease liabilities, less current portion	440,938	383,221
Convertible senior notes, net	701,288	694,981
Other long-term liabilities	27,557	23,464
Stockholders’ equity	2,266,095	2,127,941
Total liabilities and stockholders’ equity	$6,197,416	$6,022,430

ServiceNow, Inc.
Condensed Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Three Months Ended
	March 31, 2020	March 31, 2019
Cash flows from operating activities:
Net income (loss)	$48,231	$(1,545)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	76,238	55,449
Amortization of deferred commissions	49,481	39,557
Amortization of debt discount and issuance costs	8,570	8,168
Stock-based compensation	188,285	157,450
Deferred income taxes	(1,527)	(1,480)
Repayments of convertible senior notes attributable to debt discount	(282)	—
Other	2,271	724
Changes in operating assets and liabilities, net of effect of business combinations:
Accounts receivable	208,789	151,105
Deferred commissions	(70,797)	(46,599)
Prepaid expenses and other assets	(20,391)	(33,659)
Accounts payable	20,679	6,562
Deferred revenue	59,847	61,370
Accrued expenses and other liabilities	(77,826)	(36,254)
Net cash provided by operating activities	491,568	360,848
Cash flows from investing activities:
Purchases of property and equipment	(83,207)	(47,124)
Business combinations, net of cash acquired	(82,948)	—
Purchases of investments	(527,819)	(438,782)
Sales and maturities of investments	312,560	262,885
Realized gains (losses) on derivatives not designated as hedging instruments, net	(3,620)	22,148
Net cash used in investing activities	(385,034)	(200,873)
Cash flows from financing activities:
Repayments of convertible senior notes attributable to principal	(2,236)	—
Proceeds from employee stock plans	66,908	53,093
Taxes paid related to net share settlement of equity awards	(125,700)	(139,493)
Net cash used in financing activities	(61,028)	(86,400)
Foreign currency effect on cash, cash equivalents and restricted cash	(10,649)	1,079
Net increase in cash, cash equivalents and restricted cash	34,857	74,654
Cash, cash equivalents and restricted cash at beginning of period	777,991	568,538
Cash, cash equivalents and restricted cash at end of period	$812,848	$643,192

ServiceNow, Inc.
GAAP to Non-GAAP Reconciliation
(in thousands, except per share data)
(unaudited)

	Three Months Ended
	March 31, 2020	March 31, 2019	Growth Rates
Subscription revenues:
GAAP subscription revenues	$994,702	$739,986	34%
Effects of foreign currency rate fluctuations	11,575
Non-GAAP adjusted subscription revenues (1)	$1,006,277		36%

Subscription billings:
GAAP subscription revenues	$994,702	$739,986	34%
Change in subscription deferred revenue, unbilled receivables and customer deposits	60,357	69,611
Non-GAAP subscription billings	1,055,059	809,597	30%
Effects of foreign currency rate fluctuations	11,783
Effects of fluctuations in billings duration	(1,875)
Non-GAAP adjusted subscription billings (2)	$1,064,967		32%

Professional services and other revenues:
GAAP professional services and other revenues	$51,638	$48,940	6%
Effects of foreign currency rate fluctuations	919
Non-GAAP adjusted professional service and other revenues (1)	$52,557		7%

Professional services and other billings:
GAAP professional services and other revenues	$51,638	$48,940	6%
Change in professional services and other deferred revenue	(3,507)	(1,006)
Non-GAAP professional services and other billings	48,131	47,934	0%
Effects of foreign currency rate fluctuations	919
Non-GAAP adjusted professional services and other billings (2)	$49,050		2%

Total revenues:
GAAP total revenues	$1,046,340	$788,926	33%
Effects of foreign currency rate fluctuations	12,494
Non-GAAP adjusted total revenues (1)	$1,058,834		34%

Total billings:
GAAP total revenues	$1,046,340	$788,926	33%
Change in total deferred revenue, unbilled receivables and customer deposits	56,850	68,605
Non-GAAP total billings	1,103,190	857,531	29%
Effects of foreign currency rate fluctuations	12,702
Effects of fluctuations in billings duration	(1,875)
Non-GAAP adjusted total billings (2)	$1,114,017		30%

Cost of revenues:
GAAP subscription cost of revenues	$159,721	$126,589
Stock-based compensation	(21,524)	(16,022)
Amortization of purchased intangibles	(6,856)	(4,700)
Non-GAAP subscription cost of revenues	$131,341	$105,867

GAAP professional services and other cost of revenues	$63,645	$59,663
Stock-based compensation	(12,012)	(9,931)
Non-GAAP professional services and other cost of revenues	$51,633	$49,732

Gross profit (loss):
GAAP subscription gross profit	$834,981	$613,397
Stock-based compensation	21,524	16,022
Amortization of purchased intangibles	6,856	4,700
Non-GAAP subscription gross profit	$863,361	$634,119

GAAP professional services and other gross loss	$(12,007)	$(10,723)
Stock-based compensation	12,012	9,931
Non-GAAP professional services and other gross profit	$5	$(792)

GAAP gross profit	$822,974	$602,674
Stock-based compensation	33,536	25,953
Amortization of purchased intangibles	6,856	4,700
Non-GAAP gross profit	$863,366	$633,327

Gross margin:
GAAP subscription gross margin	84%	83%
Stock-based compensation as % of subscription revenues	2%	2%
Amortization of purchased intangibles as % of subscription revenues	1%	1%
Non-GAAP subscription gross margin	87%	86%

GAAP professional services and other gross margin	(23%)	(22%)
Stock-based compensation as % of professional services and other revenues	23%	20%
Non-GAAP professional services and other gross margin	0%	(2%)

GAAP gross margin	79%	76%
Stock-based compensation as % of total revenues	3%	3%
Amortization of purchased intangibles as % of total revenues	1%	1%
Non-GAAP gross margin	83%	80%

Operating expenses:
GAAP sales and marketing expenses	$441,234	$361,409
Stock-based compensation	(70,160)	(62,130)
Amortization of purchased intangibles	(311)	—
Business combination and other related costs	(11)	—
Non-GAAP sales and marketing expenses	$370,752	$299,279

GAAP research and development expenses	$226,657	$172,522
Stock-based compensation	(58,903)	(43,582)
Amortization of purchased intangibles	(455)	(455)
Non-GAAP research and development expenses	$167,299	$128,485

GAAP general and administrative expenses	$105,748	$84,456
Stock-based compensation	(25,686)	(25,785)
Amortization of purchased intangibles	(2,693)	(1,887)
Business combination and other related costs	(2,864)	27
Non-GAAP general and administrative expenses	$74,505	$56,811

GAAP total operating expenses	$773,639	$618,387
Stock-based compensation	(154,749)	(131,497)
Amortization of purchased intangibles	(3,459)	(2,342)
Business combination and other related costs	(2,875)	27
Non-GAAP total operating expenses	$612,556	$484,575

Income (loss) from operations:
GAAP income (loss) from operations	$49,335	$(15,713)
Stock-based compensation	188,285	157,450
Amortization of purchased intangibles	10,315	7,042
Business combination and other related costs	2,875	(27)
Non-GAAP income from operations	$250,810	$148,752

Operating margin:
GAAP operating margin	5%	(2%)
Stock-based compensation as % of total revenues	18%	20%
Amortization of purchased intangibles as % of total revenues	1%	1%
Business combination and other related costs as % of total revenues	0%	0%
Non-GAAP operating margin	24%	19%

Net income (loss):
GAAP net income (loss)	$48,231	$(1,545)
Stock-based compensation	188,285	157,450
Amortization of purchased intangibles	10,315	7,042
Business combination and other related costs	2,875	(27)
Amortization of debt discount and issuance costs for the convertible senior notes	8,570	8,168
Loss on early note conversions	90	—
Income tax expense effects related to the above adjustments	(51,568)	(42,146)
Non-GAAP net income	$206,798	$128,942

Net income (loss) per share - basic and diluted:
GAAP net income (loss) per share - basic	$0.25	$(0.01)
GAAP net income (loss) per share - diluted	$0.24	$(0.01)
Non-GAAP net income per share - basic	$1.09	$0.71
Non-GAAP net income per share - diluted	$1.05	$0.67

GAAP weighted-average shares used to compute net income (loss) per share - basic	190,163	182,062

GAAP weighted-average shares used to compute net income (loss) per share - diluted	199,938	182,062
Effects of dilutive time-based stock awards (3)	—	6,200
Effects of in-the-money portion of convertible senior notes (3)	(3,239)	—
Effects of warrants (3)	—	3,571
Effects of stock awards with performance conditions not yet satisfied (3)	1	—
Non-GAAP weighted-average shares used to compute net income per share - diluted(4)	196,699	191,832

Free cash flow:
GAAP net cash provided by operating activities	$491,568	$360,848
Purchases of property and equipment	(83,207)	(47,124)
Repayments of convertible senior notes attributable to debt discount	282	—
Non-GAAP free cash flow	$408,643	$313,724

Free cash flow margin:
GAAP net cash provided by operating activities as % of total revenues	47%	46%
Purchases of property and equipment as % of total revenues	(8%)	(6%)
Repayments of convertible senior notes attributable to debt discount as % of total revenues	0%	—%
Non-GAAP free cash flow margin	39%	40%

(1)
Adjusted revenues and the corresponding growth rates are derived by applying the average exchange rates in effect during the comparison period rather than the actual average exchange rates in effect during the current period.

(2)
Adjusted billings and the corresponding growth rates are derived by applying the average exchange rates in effect during the comparison period rather than the actual average exchange rates in effect during the current period, and by replacing the portion of multi-year billings in excess of twelve months during the current period with the portion of multi-year billings in excess of twelve months during the comparison period.

(3)
Effects of dilutive time-based stock awards, in-the-money portion of convertible senior notes and warrants are included in the GAAP weighted-average diluted shares in periods where we have GAAP net income. We exclude the in-the-money portion of convertible senior notes for non-GAAP weighted-average diluted shares as they are covered by our note hedges. We include stock awards with performance conditions not yet satisfied for non-GAAP weighted average diluted shares at forecasted attainment levels to the extent we believe it is probable that the performance condition will be met.

(4)	Numbers rounded for presentation purposes.

ServiceNow, Inc.
Reconciliation of Non-GAAP Financial Guidance

The financial guidance provided below is an estimate based on information available as of March 31, 2020. The company’s future performance and financial results are subject to risks and uncertainties, and actual results could differ materially from the guidance set forth below. Some of the factors that could affect the company’s financial results are stated above in this press release. Further information on these and other factors that could affect our financial results are included in our Form 10-K for the year ended December 31, 2019 and in other filings we make with the Securities and Exchange Commission from time to time, including our Form 10-Q that will be filed for the three months ended March 31, 2020. The company assumes no obligation to update any forward-looking statements or information, which speak as of their respective dates.

Three Months Ended
	June 30, 2020	June 30, 2019 (3)	Growth Rates

GAAP subscription revenues	$995 - $1,000 million	$781 million	27% - 28%

Effects of foreign currency rate fluctuations	13 million

Non-GAAP adjusted subscription revenues (1)	$1,008 - $1,013 million		29% - 30%

GAAP subscription revenues	$995 - $1,000 million	$781 million	27% - 28%

Change in subscription deferred revenue, unbilled receivables and customer deposits	(35) - (20) million	36 million

Non-GAAP subscription billings	$960 - $980 million	$817 million	18% - 20%

Effects of foreign currency rate fluctuations	13 million

Effects of fluctuations in billings duration	3 million

Non-GAAP adjusted subscription billings (2)	$976 - $996 million		20% - 22%

GAAP operating margin	2%

Stock-based compensation expense as % of total revenues	20%

Amortization of purchased intangibles as % of total revenues	1%

Business combination and other related costs as % of total revenues	0%

Non-GAAP operating margin	23%

GAAP weighted-average shares used to compute net income per share - diluted	199 million

Effects of in-the-money portion of convertible senior notes(4)	(3) million

Non-GAAP weighted-average shares used to compute net income per share - diluted	196 million

	Twelve Months Ended
	December 31, 2020	December 31, 2019 (3)	Growth Rates

GAAP subscription revenues	$4,125 - $4,145 million	$3,255 million	27%

Effects of foreign currency rate fluctuations	42 million

Non-GAAP adjusted subscription revenues (1)	$4,167 - $4,187 million		28% - 29%

GAAP subscription revenues	$4,125 - $4,145 million	$3,255 million	27%

Change in subscription deferred revenue, unbilled receivables and customer deposits	475 - 515 million	533 million

Non-GAAP subscription billings	$4,600 - $4,660 million	$3,788 million	21% - 23%

Effects of foreign currency rate fluctuations	50 million

Effects of fluctuations in billings duration	14 million

Non-GAAP adjusted subscription billings (2)	$4,664 - $4,724 million		23% - 25%

GAAP subscription gross margin	83%

Stock-based compensation expense as % of subscription revenues	2%

Amortization of purchased intangibles as % of subscription revenues	1%

Non-GAAP subscription margin	86%

GAAP operating margin	3%

Stock-based compensation expense as % of total revenues	19%

Amortization of purchased intangibles as % of total revenues	1%

Business combination and other related costs as % of total revenues	0%

Non-GAAP operating margin	23%

GAAP net cash provided by operating activities as % of total revenues	37%

Purchases of property and equipment as % of total revenues	(8%)

Repayments of convertible senior notes attributable to debt discount as % of total revenues	0%

Non-GAAP free cash flow margin	29%

GAAP weighted-average shares used to compute net income per share - diluted	199 million

Effects of in-the-money portion of convertible senior notes(4)	(3) million

Non-GAAP weighted-average shares used to compute net income per share - diluted	196 million

(1)	Adjusted revenues and the corresponding growth rates are derived by applying the average exchange rates in effect during the comparison period rather than the exchange rates for the guidance period.

(2)
Adjusted billings and the corresponding growth rates are derived by applying the average exchange rates in effect during the comparison period rather than the exchange rates for the guidance period, and by replacing the portion of multi-year billings in excess of twelve months for the guidance period with the actual portion of multi-year billings in excess of twelve months during the comparison period.

(3)	Effects of foreign currency rate fluctuations and fluctuations in billing durations are not applicable for the comparison period.

(4)	We exclude the in-the-money portion of convertible senior notes for non-GAAP weighted-average diluted shares as they are covered by our note hedges.